UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 2, 2014 (March 28, 2014)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

On April 1, 2014, Fusion Telecommunications International, Inc. (the “Company”) issued a press release entitled “Fusion Increases 2013 Revenue by 39%,” pertaining to its financial results for the three months and year ended December 31, 2013.

The press release attached as Exhibit 99.1 to this report is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders (the "Meeting") on March 28, 2014, at 4:00 p.m., Eastern Daylight Time.  The Meeting was held at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York 10170.

Eight proposals were presented for consideration and adopted by the Company's stockholders at the Meeting:

1.           the election of nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders;

2.           the ratification of the engagement of Rothstein Kass to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2013;

3.           a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 900,000,000;

4.           a proposal to amend the Company’s Certificate of Incorporation, in the future discretion of the Board of Directors, to (a) effectuate, prior to October 1, 2014, a reverse split of the issued and outstanding Common Stock, at a rate not to exceed 1 to 50 (the “Reverse Split Rate”) and (b) reduce the number of authorized shares of Common Stock at the Reverse Split Rate;

5.           a proposal to amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 63,000,000;

6.            a non-binding, advisory proposal to approve the items of executive compensation described in the Proxy Statement provided to Stockholders;

7.           a non-binding, advisory proposal on the frequency of holding non-binding, advisory proposals on executive compensation; and

8.           a proposal to amend the Company’s Certificates of Rights and Preferences governing its Series A-1, A-2 and A-4 Preferred Stock to clarify their adjustment provisions.

The number of shares cast for and withheld, as well as the number of broker non-votes, as to Proposal One is as follows:

Proposal to elect nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders	Votes For	Votes Withheld	Broker Non-Votes
Marvin S. Rosen	347,996,615	17,922,581	34,945,093
Philip D. Turits	347,996,901	17,922,295	34,945,093
Matthew D. Rosen	347,996,615	17,922,581	34,945,093
E. Alan Brumberger	347,996,615	17,922,581	34,945,093
Jack Rosen	347,996,615	17,922,581	34,945,093
Paul C. O’Brien	347,997,601	17,921,595	34,945,093
Michael J. Del Giudice	347,940,857	17,978,339	34,945,093
Larry Blum	347,997,315	17,921,881	34,945,093
William Rubin	347,997,315	17,921,881	34,945,093

The number of shares cast for and against, as well as the number of abstentions and broker non-votes as to each of Proposals Two, Three, Four, Five, Six and Eight submitted to Stockholders is as follows:

	Votes For	Votes Against	Abstentions
Proposal to ratify the engagement of Rothstein Kass as the Company’s Independent Registered Public Accountant for the year ending December 31, 2013	400,095,723	341,022	427,544

	Votes For	Votes Against	Abstentions
Proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 900,000,000	379,247,182	21,093,256	523,851

	Votes For	Votes Against	Abstentions
Proposal to amend the Company’s Certificate of Incorporation, in the future discretion of the Board of Directors, to (a) effectuate, prior to October 1, 2014, a reverse split of the issued and outstanding Common Stock, at a rate not to exceed 1 to 50 (the “Reverse Split Rate”) and (b) reduce the number of authorized shares of Common Stock at the Reverse Split Rate	391,799,506	8,580,277	484,506

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 63,000,000	337,986,338	21,805,266	6,127,592	34,945,093

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Non-binding, advisory proposal to approve the items of executive compensation described in the Proxy Statement provided to Stockholders	341,873,974	23,700,386	344,836	34,945,093

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to amend the Company’s Certificates of Rights and Preferences governing its Series A-1, A-2 and A-4 Preferred Stock to clarify their adjustment provisions	347,798,250	17,989,253	131,693	34,945,093

The number of shares cast for and against, as well as the number of abstentions, as to Proposal Seven is as follows:

	Votes For One Year	Votes for Two Years	Votes for Three Years	Abstentions
Non-binding, advisory proposal on the frequency of holding non-binding, advisory proposals on executive compensation	64,434,727	1,008,899	294,784,929	5,690,641

The foregoing results of voting are considered final. The Board of Directors has determined to continue its present practice of submitting proposals to Stockholders to determine the frequency of non-binding, advisory proposals on executive compensation every three years. The next non-binding proposal to determine the frequency of holding non-binding, advisory proposals on executive compensation will be presented to Stockholders at the 2016 annual meeting of Stockholders.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2014, the Company filed a Certificate of Amendment to its Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue to 900,000,000.  A copy of the Certificate of Amendment is filed as an Exhibit to this Report.

On March 28, 2014, the Company filed Certificates of Amendment to the Certificates of Rights and Preferences governing its Series A-1, Series A-2 and Series A-4 preferred stocks in order to clarify the adjustment provisions of these Certificates that would apply in the event of stock splits, stock dividends and reclassifications.  Copies of these Certificates are filed as Exhibits to this Report.

Item 7.01        Regulation FD Disclosure.

See disclosure under Item 2.02

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1(h)	Certificate of Amendment filed March 28, 2014 increasing the number of authorized shares of common stock to 900,000,000
3.1(i)	Certificate of Amendment to Certificate of Rights and Preferences governing Series A-1 Preferred Stock filed March 28, 2014 clarifying adjustment provisions
3.1(j)	Certificate of Amendment to Certificate of Rights and Preferences governing Series A-2 Preferred Stock filed March 28, 2014 clarifying adjustment provisions
3.1(k)	Certificate of Amendment to Certificate of Rights and Preferences governing Series A-4 Preferred Stock filed March 28, 2014 clarifying adjustment provisions
99.1	Press Release issued by Fusion Telecommunications International Inc., dated April 1, 2014, entitled “Fusion Increases 2013 Revenue 39%.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
April 2, 2014	President, Chief Operating Officer and Acting Chief Financial Officer